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                                                                  Exhibit 10.1.6

                                                                  CONFORMED COPY

                                          AMENDMENT NO. 2

     AMENDMENT NO. 2 (the "Amendment") dated as of September 28, 2001 of the Credit Agreement dated as of April 7, 1994 and amended and restated as of January 29, 1998, as amended by Waiver and Amendment No. 1 dated as of December 16, 1998, further amended and restated as of March 15, 1999, further amended by Amendment No. 1 dated as of April 23, 1999, further amended and restated as of April 12, 2000 and September 30, 2000, further amended by Amendment No. 1 dated as of December 31, 2000, further amended and restated as of April 15, 2001 and further amended by Waiver and Amendment No. 1 dated as of June 15, 2001 (the "Credit Agreement"), among APPLIED EXTRUSION TECHNOLOGIES, INC. (the "Company"), the LENDERS party thereto (the "Lenders") and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent").

                              W I T N E S S E T H :

     WHEREAS, the Company and the Lenders have agreed to permit the disposition of certain assets and make certain related changes and the Administrative Agent has, with the Lenders' consent, agreed to release the security interests in such assets, all as more fully set forth below;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Definitions; References. Unless otherwise specifically defined in the recitals above, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, from and after the date hereof, refer to the Credit Agreement as amended hereby.

     Section 2. Section 1.01. Section 1.01 of the Credit Agreement is amended by adding in appropriate alphabetical order the following definition:

     "Specialty Nets and Nonwoven Assets" shall mean the assets used in the
      ----------------------------------
manufacture and sale of (x) nets and embossed film products of the type currently marketed under the "Delnet", "Stratex" and "Plastinet" names, and (y) nonwoven fabric and apertured film products of the type currently marketed under the "Delpore" name for sale to, among others, manufacturers selling products to the filtration, medical and speciality textile markets, which assets (other than certain


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inventory located elsewhere) are all currently located at or part of the plant in Middletown, Delaware or at Applied Extrusion Technologies, Ltd.'s offices at Suite 28, Aztec Centre, Aztec West, Almondsbury, Bristol, U.K.

     Section 3. Section 9.12. Section 9.12 of the Credit Agreement is amended by amending clause (viii) to add after the words "of the Terre Haute Tubular Assets" the following words ", of the Specialty Nets and Nonwoven Assets", and to add after the words "Section 3.02(b)(i)(4)" the words "(except in the case of the disposition of the Specialty Nets and Nonwoven Assets, which shall not be subject to such conditions, notwithstanding anything to the contrary set forth in Section 3.02(b)(i)(4)".

     Section 4. Release. The Administrative Agent hereby releases the security interests created by the Security Documents in the Specialty Nets and Nonwoven Assets (the "Assets") effective upon the consummation of the sale of the Assets pursuant to the Asset Purchase Agreement between the Company and DelStar Technologies, Inc. substantially in the form provided to the Administrative Agent and the Lenders on September 28, 2001. The Lenders consent to such release.

     Section 5. Representations of Company. The Company represents and warrants that (i) the representations and warranties of the Company and its Subsidiaries made in each Basic Document shall be true (or, in the case of Basic Documents which are not Financing Documents, true in all material respects) on and as of the Amendment Effective Date (as hereinafter defined) to the same extent as they would be required to be under Section 7.01(b) on the occasion of any Loan or issuance of any Letter of Credit and (ii) no Default will have occurred and be continuing on such date.

     Section 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 7. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Administrative Agent shall have received from each of the Company, the Administrative Agent and the Majority Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                         APPLIED EXTRUSION TECHNOLOGIES,
                                         INC.


                                         By /s/ Anthony J. Allott
                                            ------------------------------------
                                            Name:  Anthony J. Allott
                                            Title: Senior Vice President and
                                                   Chief Financial Officer


                                         THE CHASE MANHATTAN BANK, as
                                         Lender and as Administrative Agent



                                         By /s/ Peter A. Dedousis
                                           -------------------------------------
                                           Name:  Peter A. Dedousis
                                           Title: Managing Director

                                         LASALLE BUSINESS CREDIT, INC.



                                         By /s/ John S. Eby
                                           -------------------------------------
                                           Name:  John S. Eby
                                           Title: Vice President


                                         FLEET NATIONAL BANK



                                         By /s/ Daniel Durkin
                                            ------------------------------------
                                            Name:  Daniel Durkin
                                            Title: Authorized Officer

                                       3

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                                          PNC BANK, N.A.



                                          By ___________________________________
                                             Name:
                                             Title:


                                          FIRST UNION NATIONAL BANK



                                          By /s/ John T. Trainor
                                             -----------------------------------
                                             Name:  John T. Trainor
                                             Title: Vice President

                                          PROVIDENT BANK

                                          By /s/ Cary M. Sierzputowski
                                             -----------------------------------
                                             Name:  Cary M. Sierzputowski
                                             Title: Vice President

                                       4